EXHIBIT 99.1


                               VOTING AGREEMENT


         VOTING AGREEMENT dated as of this 7th day of May 2003 (this "Agreement") is made by and among GLOBAL BRAND HOLDINGS, LLC, a New York limited liability company ("Global"), and THE SIMON GROUP LLC, a New York limited liability company, and ARNOLD H. SIMON (the "Holders").


                                   RECITALS

         WHEREAS, the Holders own shares of the Company Stock (as defined below);

         WHEREAS, the execution and delivery of this Agreement is a condition to the transactions contemplated by that certain Trademark Purchase Agreement, dated as of May 7, 2003, by and among Aris Industries, Inc., a New York corporation ("Aris"), its wholly-owned subsidiary, Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), and ECI's wholly-owned subsidiary, XOXO Clothing Company, Inc., a Delaware corporation ("XOXO Inc.;" Aris and XOXO Inc. being collectively referred to herein as the "Sellers"), ECI's wholly-owned subsidiary Marcade Group Realty Corporation, a New York corporation ("Marcade"), the wholly-owned subsidiary of XOXO Inc., 8-3 Retailing Inc., a California corporation ("8-3 Retailing"), (8-3 Retailing and Marcade being collectively referred to herein as the "Other Subsidiaries"), Global Brand Holdings, LLC, a New York limited liability company (the "Buyer"), Stanley Cayre and Eli Hamway; and

         WHEREAS, the Holders wish to induce Global, Stanley Cayre, Eli Hamway, the Sellers and the Other Subsidiaries to enter into the Trademark Purchase Agreement and, therefore, the Holders are willing to enter into this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Representations and Warranties of the Holders. The Holders represent and warrant to Global as follows:

                  (a) Ownership of Securities. The Holders are the beneficial owner of the number of shares of Aris Industries, Inc. Common Stock, $.01 par value (the "Company Stock"), set forth on the signature page to this Agreement (the "Existing Securities," and, together with any shares of the Company Stock or other securities of the Company hereafter acquired by the Holders, the "Subject Securities"). As of the date hereof, the Holders are also the beneficial owners of options to purchase the number of shares of the Company Stock as are set forth on the signature page to this Agreement (the "Options"). The Holders do not own any capital stock or other securities of the Company (including any options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into any shares of capital stock, of any class, of the Company Stock, or outstanding warrants, options or other rights to acquire any such convertible securities or stock appreciation rights or other instrument whose value is derived from the Company Stock) on the date of this Agreement other than (i) the Existing Securities and (ii) the Options. The Holders have voting power and power to issue instructions with respect to the voting of the Existing Securities, power of disposition, power of exercise or conversion and the power to demand appraisal rights, in each case with respect to all of the Existing Securities. On the date of the special meeting of shareholders of the Company, at which or pursuant to which the Trademark Purchase Agreement is to be considered, the Holders will have voting power and power to issue instructions with respect to the voting of all of the Subject Securities, power of disposition, power of exercise or conversion and the power to demand appraisal rights, in each case with respect to all of the Subject Securities.

                  (b) Power; Binding Agreement. The Holders have full power and authority to enter into and perform all of the Holders' obligations under this Agreement. The execution by the Holders of this Agreement and the performance of their obligations hereunder have been duly authorized by all necessary corporate or partnership action on the part of the Holders and no other action on the part of the Holders is required in connection therewith. This Agreement has been duly and validly executed and delivered by the Holders and constitutes a valid and binding agreement of the Holders, enforceable against the Holders in accordance with its terms.

                  (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Holders and the consummation by the Holders of the transactions contemplated hereby and neither the execution and delivery of this Agreement by the Holders nor the consummation by the Holders of the transactions contemplated hereby nor compliance by the Holders with any of the provisions hereof shall conflict with, or result in any breach of, any applicable organizational documents of the Company applicable to the Holders or, if applicable, any organizational documents of the Holders (including, without limitation, any charter documents or partnership agreement), result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Holders are a party or by which the Holders' properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Holders or any of the Holders' properties or assets.

                 (d) No Liens. The Existing Securities are now and, at all times during the term hereof, the Subject Securities will be held by the Holders, or by a nominee or custodian for the benefit of such Holders, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

         SECTION 2. Agreement to Vote Shares. At every meeting of the shareholders of the Company called with respect to any of the following, and at every postponement or adjournment thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, the Holders agree that they shall vote all of the Subject Securities that they own beneficially on the record date of any such vote in favor of the Trademark Purchase Agreement and the related transactions (the "Trademark Purchase Agreement Vote").

         SECTION 3. IRREVOCABLE PROXY. THE HOLDERS HEREBY GRANT TO, AND APPOINT GLOBAL AND ANY MANAGING MEMBER OF GLOBAL, IN HIS CAPACITY AS A MANAGING MEMBER OF GLOBAL, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF GLOBAL, AND ANY OTHER DESIGNEE OF GLOBAL, EACH OF THEM INDIVIDUALLY, THE HOLDERS' PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE HOLDERS' SUBJECT SECURITIES IN ACCORDANCE WITH SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND THE HOLDERS WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKE ANY PROXY PREVIOUSLY GRANTED BY THEM WITH RESPECT TO THE SUBJECT SECURITIES.

         SECTION 4. Covenants of the Holders. The Holders hereby agree and covenant that:

                 (a) Restriction on Transfer, Proxies and Noninterference. The Holders shall not, directly or indirectly: (i) until the earlier to occur of (x) the Trademark Purchase Agreement Vote or (y) ninety (90) days from the date of this Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Securities; (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any such Subject Securities into a voting trust or enter into a voting agreement with respect to any of the Subject Securities; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing, restricting or disabling such Holders from performing their obligations under this Agreement. After the occurrence of the Trademark Purchase Agreement Vote, if the Holders offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Subject Securities, shall, within five (5) business days of such event, deliver to Global (at the address set forth in Annex A hereof) written notice of the occurrence of such event. Such notice shall set forth the number and class of Subject Securities which were the subject of the transaction, the date of the transaction, and the number of each class of Subject Securities owned by the Holders after giving effect to the transaction.

         SECTION 5. Assignment; Benefits. The rights (but not the obligations) of Global hereunder may be assigned, in whole or in part, to any direct wholly-owned subsidiary of Global, to the extent and for so long as it remains a direct wholly-owned subsidiary of Global. Other than as permitted in the preceding sentence, this Agreement may not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the Holders, Global and their respective successors and permitted assigns

         SECTION 6. Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) to the address of such party set forth on Annex A hereto or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

         SECTION 7. Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 8. Amendment. This Agreement may not be amended or modified, except by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

         SECTION 9. Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to its rules regarding conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the federal and state courts in the County and State of New York for any actions, suits or proceedings arising out of, or relating to, this Agreement, the transactions contemplated hereby or any document referred to herein (and the parties agree not to commence any action, suit or proceeding related thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth on the signature pages hereto shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, or the transactions contemplated hereby, in the courts of the State of New York or the United States of America located in the County and State of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

         SECTION 10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         SECTION 11. Defined Terms. Terms used herein but not otherwise defined shall have the meanings set forth in the Trademark Purchase Agreement.

         SECTION 12. Termination. This Agreement shall terminate upon the termination of the Trademark Purchase Agreement pursuant to its terms. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Trademark Purchase Agreement on the part of any party hereto or any of its directors, officers, partners, shareholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Trademark Purchase Agreement.



               [Remainder of this Page Intentionally Left Blank]


         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written above.

         GLOBAL BRAND HOLDINGS, LLC

         By:      /s/ Stanley Cayre
                  -------------------------------------
                  Name:  Stanley Cayre
                  Title:  Managing Member


         HOLDERS:


         /s/ Arnold Simon
         -------------------------------------
         ARNOLD H. SIMON

         Existing Securities:
                  Class: _common_______
                  Number of Shares: _45,066,545____
         Options:
                  Number of Underlying Shares: _2,250,000___


         THE SIMON GROUP LLC

         /s/ Arnold Simon
         -------------------------------------
         By: Arnold H. Simon,
                  Its Sole Managing Member

         Existing Securities:
                  Class: _common_______
                  Number of Shares: _44,745,045____
         Options:
                  Number of Underlying Shares: _0_



                                    ANNEX A

                   Notification Information for the Holders:


Global Brand Holdings, LLC
Suite 728
10 West 33rd Street
New York, NY 10001
Attention: Eli Hamway, Managing Member
Telecopy: 212-279-6817

Arnold Simon
6000 Sheila Street
Commerce, CA 90004
Telecopy: 323-869-0805

The Simon Group LLC
6000 Sheila Street
Commerce, CA 90004
Telecopy: 323-869-0805